Exhibit 10.1

Execution Version

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of October 21, 2014 (the “Third Amendment Effective Date”), by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement as amended herein (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2013 (as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, the Lenders, Borrower and the Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amendment to Schedule 2.01. Schedule 2.01 to the Credit Agreement shall be and it hereby is amended and restated in its entirety with Schedule 2.01 attached to this Amendment.

SECTION 2. Scheduled Redetermination of Borrowing Base. Pursuant to Section 3.04 of the Credit Agreement, this Amendment shall constitute a New Borrowing Base Notice of the Scheduled Redetermination to occur on or about October 1, 2014 pursuant to Section 3.04 of the Credit Agreement, and Administrative Agent, the Lenders, Borrower and the other Credit Parties hereby acknowledge that effective as of the Third Amendment Effective Date, the Borrowing Base shall be increased to $900,000,000.00, and such redetermined Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

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SECTION 3. Reallocation of Commitments. The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”). Each of the Administrative Agent and the Borrower hereby consents to (i) the reallocation of the Commitments and (ii) the increase in each Increasing Lender’s Commitment. On the date this Amendment becomes effective and after giving effect to such reallocation, increase and assignment of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of the Credit Agreement, as amended by this Amendment. Each Lender hereby consents to the Commitments set forth on Schedule 2.01 of the Credit Agreement, as amended by this Amendment. The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation. The increase in each Increasing Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Commitment Increase Certificate attached as Exhibit F-1 to the Credit Agreement as if such Increasing Lender had executed a Commitment Increase Certificate with respect to such increase. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in clause (C) of Section 11.04(b)(ii) and Section 11.04(b)(iii) of the Credit Agreement with respect to the increase in the Commitment of each Increasing Lender and the assignments and reallocations contemplated by this Section 3. To the extent requested by any Lender and in accordance with Section 2.17 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.17 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.17 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation and increase contemplated by this Section 3.

SECTION 4. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment, and the reallocation of the Commitments contained in Section 3 of this Amendment shall be effective as of the Third Amendment Effective Date upon the satisfaction of each of the conditions set forth in this Section 4.

4.1 Execution and Delivery. Each Credit Party, all Revolving Lenders and Administrative Agent shall have executed and delivered this Amendment.

4.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

4.3 Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.

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SECTION 5. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

5.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

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6.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.9 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President and General Counsel

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
EXCO HOLDING MLP, INC.
EXCO EQUIPMENT LEASING, LLC

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

	By:	/s/ William L. Boeing
Name: William L. Boeing
Title: Vice President and General Counsel

Signature Page to Third Amendment to Amended and Restated Credit Agreement

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC,
its general partner

	By:	/s/ William L. Boeing
Name: William L. Boeing
Title: Vice President and General Counsel

Signature Page to Third Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edward Murkham
Name: Edward Murkham
Title: Assistant Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

NATIXIS, as a Lender

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

By:	/s/ Kenyatta B. Gibbs
Name: Kenyatta B. Gibbs
Title: Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Victor Ponce de León
Name: Victor Ponce de León
Title: Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CIT FINANCE LLC, as a Lender

By:	/s/ John Feeley
Name: John Feeley
Title: Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

By:	/s/ Michael Price
Name: Michael Price
Title: Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement